Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, G. Cotter Cunningham, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of RetailMeNot, Inc. on Form 10-K for the fiscal year ended December 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of RetailMeNot, Inc.

Date: February 25, 2015

/s/ G. Cotter Cunningham
G. Cotter Cunningham
Chief Executive Officer (Principal Executive Officer)